EXHIBIT 32.1

COLUMBIA PROPERTY TRUST, INC.
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
In connection with the Annual Report of Columbia Property Trust, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, E. Nelson Mills, Principal Executive Officer of the Registrant, and James A. Fleming, Principal Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ E. NELSON MILLS
E. Nelson Mills Principal Executive Officer
February 13, 2020

/s/ JAMES A. FLEMING
James A. Fleming Principal Financial Officer
February 13, 2020